UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PROPTECH INVESTMENT CORPORATION II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

As previously disclosed, on May 17, 2022, PropTech Investment Corporation II, a Delaware corporation (“PTIC II”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among RW National Holdings, LLC, a Delaware limited liability company (“Renters Warehouse”), and Lake Street Landlords, LLC, a Delaware limited liability company (“Lake Street”), in its capacity as the representative of the Rolling Company Unitholders (as defined in the Business Combination Agreement) (in such capacity, the “Sellers’ Representative”).

On October 28, 2022, PropTech Investment Corporation II (the “PTIC II”) filed with the Securities and Exchange Commission a definitive proxy statement (as amended, the “Proxy Statement”) for the Special Meeting of Shareholders to be held on November 18, 2022 at 11:00 a.m. Eastern Time, via a virtual meeting. PTIC II desires to file these definitive additional proxy materials on November 10, 2022, to clarify certain information in the Proxy Statement. Except for the additional definitive proxy materials filed on November 9, 2022, no other information in the Proxy Statement has been revised, supplemented, updated or amended.

Following the entry into the Business Combination Agreement, a purported stockholder of PTIC II filed a complaint in the United States District Court for the Southern District of New York, alleging that the Proxy Statement is materially false and misleading, in violation of the federal securities laws, and seeking injunctive and other relief. Bushansky v. PropTech Investment Corp. II, No. 22 Civ. 9419 (S.D.N.Y). PTIC II also received four demand letters (together with the Bushansky complaint, the “Stockholder Claims”) from purported stockholders of PTIC II, making similar allegations and demanding additional disclosure. PTIC II received an additional letter from a purported stockholder of PTIC II asserting purported claims under Delaware law.

While PTIC II believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot the disclosure claims in the Stockholder Claims, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, PTIC II has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, PTIC II specifically denies all allegations in the Stockholder Claims that any additional disclosure was or is required. PTIC II believes the Stockholder Claims are without merit.

SUPPLEMENT TO THE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to and strikethrough text shows text being removed from a referenced disclosure in the Proxy Statement.

The following underlined disclosure should be added to the third paragraph on page 98 of the Proxy Statement under the heading “Background of the Business Combination”:

Of these Potential Targets, PTIC II entered into non-disclosure agreements with approximately 32 parties, including Renters Warehouse, and PTIC II submitted non-binding indication of interests to 13 potential business combination targets that PTIC II believed, based on, among other things, its and its advisors’ preliminary due diligence, evaluation and analysis, were most suitable for a business combination, which included Potential Targets whose businesses involved real property. None of the 32 non-disclosure agreements contained a standstill provision or don’t ask, don’t waive provisions. The Potential Targets included companies in the sustainable construction technology, property management, commercial real estate, real estate brokerage, and commercial and residential leasing, investment and management industries.

The following underlined disclosure should be added to the end of the ninth paragraph on page 99 of the Proxy Statement under the heading “Background of the Business Combination”:

PTIC II conducted commercial and financial due diligence on Renters Warehouse in early March 2022, which led to an indication of interest being submitted to Renters Warehouse’s board of directors on March 11, 2022. The indication of interest contemplated a proposed purchase price of $312 million (on a pre-transaction equity value basis), consisting solely of stock consideration, plus the potential for additional deferred consideration amounting to $40 million in the form of securities subject to an earn-out tied to the achievement of certain stock price performance hurdles.

The following underlined disclosure should be added to the second paragraph on page 100 of the Proxy Statement under the heading “Background of the Business Combination”:

On March 18, 2022, PTIC II sent an initial draft letter of intent to Renters Warehouse (as revised, the “LOI”). The LOI contemplated a proposed purchase price of $312 million (on a pre-transaction equity value basis), consisting entirely of stock consideration, plus the potential for additional deferred consideration amounting to $40 million in the form of securities subject to an earn-out tied to the achievement of certain stock price performance hurdles. The LOI also contemplated certain other terms including, but not limited to (a) PTIC II maintaining a right to nominate two (2) independent directors to the Board of the Combined Company and (b) customary conditions to Closing of the Business Combination including, but not limited to, obtaining PTIC II Shareholder Approval and the receipt of all regulatory approvals in connection with the Business Combination.

Forward-Looking Statements

Certain statements in these definitive additional proxy materials may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC II’s or Renters Warehouse’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTIC II and its management, and/or Renters Warehouse and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against PTIC II, Renters Warehouse, the combined company following the Business Combination or others following the announcement of the transactions related to the Business Combination including the business combination agreement; (3) the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of the stockholders of PTIC II, to obtain financing necessary to complete the transactions contemplated by the business combination agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC II and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the business combination agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the business combination agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the business combination agreement; (7) the risk that the transactions contemplated by the business combination agreement disrupt current plans and operations of Renters Warehouse or PTIC II as a result of the announcement and consummation of the business combination agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the business combination agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the business combination agreement; (10) changes in applicable laws or regulations; (11) the possibility that Renters Warehouse or the combined company following the Business Combination may be adversely affected by other economic, business, and/or competitive factors; (12) Renters Warehouse’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments;(14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC II’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, the Proxy Statement relating to the Business Combination filed with the Securities and Exchange Commission on October 28, 2022, and in any subsequent filings with the SEC. There may be additional risks that neither PTIC II nor Renters Warehouse presently know or that PTIC II and Renters Warehouse currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in these definitive additional proxy materials should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTIC II nor Renters Warehouse undertakes any duty, and each of PTIC II and Renters Warehouse expressly disclaims any obligation, to update or alter these definitive additional proxy materials or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Business Combination, on October 28, 2022, PTIC II filed the Proxy Statement with the SEC relating to the Business Combination. PTIC II has mailed the Proxy Statement and other relevant documents to its stockholders as of October 4, 2022, the record date, for voting on the Business Combination. Additional definitive proxy soliciting materials were filed with the SEC on November 9, 2022. These definitive additional proxy materials do not contain all the information that should be considered concerning the Business Combination and are not intended to form the basis of any investment decision or any other decision in respect of transactions contemplated by the business combination agreement. PTIC II’s stockholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Business Combination, as these materials contain important information about PTIC II, Renters Warehouse and the Business Combination. PTIC II stockholders are able to obtain copies of the Proxy Statement, and other documents filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to: PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Before making any voting or investment decision, investors and security holders of PTIC II are urged to carefully read the entire Proxy Statement and other documents filed in connection with the Business Combination with the SEC, because they contain important information about the proposed transaction and the related stockholder proposals.

Participants in the Solicitation

PTIC II and its directors and executive officers may be deemed participants in the solicitation of proxies from PTIC II’s stockholders with respect to the stockholder proposals. A list of the names of those directors and executive officers and a description of their interests in PTIC II is contained in the Proxy Statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Renters Warehouse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PTIC II in connection with the stockholder proposals. A list of the names of such directors and executive officers and information regarding their interests in the stockholder proposals is included in the Proxy Statement and is available free of charge as noted above.

No Offer or Solicitation

These definitive additional proxy materials shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the stockholder proposals. These definitive additional proxy materials shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

3